UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission by Crown Castle Inc. ("Company") on May 29, 2024 ("Original Form 8-K") to report the final voting results for the Company's 2024 Annual Meeting of Stockholders held on May 22, 2024 ("2024 Annual Meeting") certified by First Coast Results, Inc. ("Inspector of Election"). The certified voting results do not differ from the preliminary voting results reported on the Original Form 8-K.

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the 2024 Annual Meeting, the Company's stockholders: (1) elected twelve individuals as directors to serve until the Company’s next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2024, (3) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2024 for the 2024 Annual Meeting, and (4) did not approve the Boots Capital Management, LLC ("Boots Capital") proposal to repeal each provision of, or amendment to, the Company's Amended and Restated By-Laws ("By-Laws") adopted by the Company's Board of Directors ("Board") without the approval of the stockholders of the Company subsequent to December 19, 2023 and up to and including the date of the 2024 Annual Meeting.
On May 30, 2024, the Inspector of Election issued its final report, which certified the final results for the 2024 Annual Meeting. Set forth below is a brief description of each matter voted upon at the 2024 Annual Meeting and the final voting results with respect to each matter as provided by Inspector of Election.
According to the final report, 368,560,967 shares were voted in person or by proxy at the 2024 Annual Meeting, representing approximately 84.82% of the shares outstanding and entitled to vote.
1) Election of Directors: Each of the 12 individuals named below under "Company Nominees" was elected to the Company's Board, to serve until the Company's next Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified.
Company Nominees

Name	Votes For	Votes Withheld
P. Robert Bartolo	343,082,662	6,548,834
Cindy Christy	314,833,144	34,798,372
Ari Q. Fitzgerald	301,183,755	48,447,745
Jason Genrich	346,962,836	2,668,687
Andrea J. Goldsmith	346,271,096	3,360,398
Tammy K. Jones	338,057,351	11,574,147
Kevin T. Kabat	334,466,471	15,165,050
Anthony J. Melone	346,611,351	3,020,174
Sunit S. Patel	347,234,539	2,396,786
Bradley E. Singer	347,110,535	2,520,789
Kevin A. Stephens	340,674,716	8,956,609
Matthew Thornton, III	339,583,759	10,047,565

Boots Capital Nominees

Name	Votes For	Votes Withheld
Charles C. Green III	36,818,257	312,804,297
Theodore B. Miller, Jr.	30,634,820	318,987,793
Tripp H. Rice	10,959,662	338,662,950
David P. Wheeler	2,557,879	347,064,736

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
365,338,221	2,739,557	483,189	0
3) The non-binding, advisory vote to approve the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
332,300,649	15,730,787	1,697,792	18,831,740
4) The Boots Capital proposal to repeal each provision of, or amendment to, the By-Laws adopted by the Board without the approval of the stockholders of the Company since December 19, 2023, was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,447,987	309,475,091	806,147	18,831,742

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: May 30, 2024